Reverse Recapitalization	9 Months Ended
Sep. 30, 2021
Reverse Recapitalization [Abstract]
Reverse Recapitalization
NOTE 4 – REVERSE RECAPITALIZATION
On September 30, 2021,
pre-combination
KORE and CTAC consummated the merger contemplated by the merger agreement (see Note 1 – Nature of Operations).
Immediately following the Business Combination, there were 71,810,419 shares of common stock with a par value of $0.0001. Additionally, there were outstanding warrants to purchase 8,911,744 shares of common stock.
The Business Combination was accounted for as a reverse recapitalization in accordance with GAAP as pre-combination KORE was determined to be the accounting acquirer. Under this method of accounting, while CTAC was the legal acquirer, it has been treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination was treated as the equivalent of pre-combination KORE issuing stock for the net assets of CTAC, accompanied by a recapitalization. The net assets of CTAC were stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination are those of pre-combination KORE. Reported shares and earnings per share available to holders of the Company’s common stock, prior to the Business Combination, have been retroactively restated to reflect the exchange ratio established in the Business Combination (approximately one pre-combination KORE share to
 139.15 of the Company’s shares).
The most significant change in the post-combination Company’s reported financial position and results was an increase in cash, net of transactions costs, paid at close of $63.2 million including: $225.0 million in gross proceeds from the private placements (the “PIPE”), $20.0 million in proceeds from CTAC after redemptions, $95.1 million in proceeds from the Backstop Notes (see Note 5), and payments of $229.9 million to KORE’s preferred shareholders. In connection with the Business Combination, $19.0 million of transaction costs were paid on the Closing Date. The Company overpaid certain underwriting costs by $4.0 million on the Closing Date. The Company recorded the receivable related to this overpayment within prepaid expenses and other receivables in the Condensed Consolidated Balance Sheets as of September 30, 2021. The Company received payment of this amount subsequent to September 30, 2021. Additionally, on the Closing Date, the Company repaid the Senior Secured Revolving Credit Facility with UBS of $25 million. The Company also repaid the outstanding related party loans due to Interfusion B.V and
T-Fone
B.V. of $1.6 million. Refer to Note 5 – Short-term and Long-term Debt and Note 13 – Related Party Transactions.

The Company incurred $
23.7
 million in transaction costs relating to the Business Combination, of which $
23.6
 million has been recorded against additional
paid-in
capital in the Condensed Consolidated Balance Sheets and the remaining amount of $
0.1
 million was recognized as selling, general and administrative expenses on the Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2021.
Upon closing of the Business Combination, the shareholders of CTAC, including

CTAC founders, were issued 10,356,593 shares of common stock of the Company. In connection with the closing, holders of 22,240,970 shares of common stock of CTAC were redeemed at a price per share of $10.00. In connection with the Closing,
 22,500,000 shares of the Company were issued to PIPE investors at a price per share of $10.00.
The number of shares of Class A common stock issued immediately following the consummation of the Business Combination were:

	Shares	Percentage
Pre-combination KORE shareholders	38,767,500	54.0%
Public stockholders	10,356,593	14.4%
Private offering and merger financing	22,686,326	31.6%

Total	71,810,419	100.0%